SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified in Its Charter)

BIGLARI HOLDINGS INC. BIGLARI CAPITAL CORP. THE LION FUND, L.P. STEAK N SHAKE OPERATIONS, INC. SARDAR BIGLARI PHILIP L. COOLEY
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1

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2

Item 1:  On October 25, 2012, Biglari Holdings Inc. issued the following investor presentation:

CRACKER BARREL

PERFORMANCE ANALYSIS

October 25, 2012

Biglari Holdings Inc.

SEEKING 2 BOARD SEATS OUT OF 10

- Owner of 17.6% of Cracker Barrel
- Long-term holder with a long-term perspective
- Restaurant specialists – significant experience analyzing, investing, owning, and running businesses
- Added value from the outside – improved financial transparency, detected misstatements, provided ideas implemented by the Board
- Biglari Plan seeks to address
  - Poor return on new store investments
  - $100 million operating income upside potential
- Financially motivated to work constructively with the Board

BIGLARI HOLDINGS INC. October 25, 2012 2

CHANGE WARRANTED ON BOARD

WHY?

- HUNDREDS OF MILLIONS OF DOLLARS SPENT BASED ON FLAWED ANALYSIS OF RETURN ON NEW STORE INVESTMENT
- BOARD PLANS TO SPEND ADDITIONAL ~$155 MILLION OPENING NEW STORES BASED ON CLAIMED RETURN OF 16.2%
- OUR REALITY-BASED ANALYSIS CALCULATES A RETURN OF 3.7%[1]

WE BELIEVE THE BOARD'S PLAN DESTROYS VALUE

OUR PLAN CREATES VALUE

CHANGE IS CRITICAL

(1) *Based on 2012 G&A per store and tax rate. Using 2011 G&A per store and tax rate results in a 3.9% return. Using 2012 G&A per store and 2013 tax guidance results in a return of 3.4%.*

BIGLARI HOLDINGS INC. October 25, 2012 3

CLAIMED VS. ACTUAL RETURN

NEW STORE INVESTMENT RETURN

BOARD: 16.2%	VS.	DAMODARAN: 3.7%[1]
EXCLUDES:		**INCLUDES**:
General & Administrative expenses		General & Administrative expenses
Depreciation		Depreciation
Taxes		Taxes

Damodaran analysis based on academic text[2] cited by Cracker Barrel

(1) *Based on 2012 G&A per store and tax rate. Using 2011 G&A per store and tax rate results in a 3.9% return. Using 2012 G&A per store and 2013 tax guidance results in a return of 3.4%.*

(2) *Aswath Damodaran, Return on Capital (ROC), Return on Invested Capital (ROIC) and Return on Equity (ROE): Measurement and Implications, New York University Stern School of Business Working Paper (2007).*

BIGLARI HOLDINGS INC. October 25, 2012 4

REALITY ON CAPITAL ALLOCATION

116 STORES OPENED BETWEEN 2004 AND 2009

2011 RESULTS[(1)]

$ IN THOUSANDS	CLAIMED RETURN	REALITY
'STORE EBITDA'	$ 61,800	$ 61,800
DEPRECIATION	0	$ 14,700
GENERAL & ADMINISTRATIVE	0	$ 27,300
OPERATING INCOME	-	$ 19,800
TAXES	0	$ 5,800
NET OPERATING PROFIT AFTER TAX	-	$ 14,000
INVESTED CAPITAL	$ 382,000	$ 382,000
RETURN	**16.2%**	**3.7%**

(1) *Based on 2012 G&A per store and tax rate. Using 2011 G&A per store and tax rate results in a 3.9% return. Using 2012 G&A per store and 2013 tax guidance results in a return of 3.4%.*

Source: SEC Filings.

BIGLARI HOLDINGS INC. October 25, 2012 5

COMPETING PLANS

BOARD PLAN	VS.	OUR PLAN
~$155 million on new stores		Halt store expansion Return capital to shareholders

SHAREHOLDERS DEMAND BETTER THAN A 3.7% RETURN

Based on 2012 G&A per store and tax rate. Using 2011 G&A per store and tax rate results in a 3.9% return. Using 2012 G&A per store and 2013 tax guidance results in a return of 3.4%.

BIGLARI HOLDINGS INC. October 25, 2012 6

OUR PLAN FOR SIGNIFICANT GROWTH

- **BENCHMARK AGAINST HISTORICAL PERFORMANCE**
- **BENCHMARK AGAINST PEERS' EBITDAR MARGIN**

$1 BILLION MARKET VALUE UPSIDE POTENTIAL

Based on Cracker Barrel's current earnings multiple.

BIGLARI HOLDINGS INC. October 25, 2012 7

CRACKER BARREL VS. CRACKER BARREL

CRACKER BARREL OPERATING INCOME PER STORE

$462k
$168k
$294k
1998
2012

$168k GAP IN OPERATING INCOME PER STORE X 616 STORES =

$103.5 MILLION OPPORTUNITY

Source: As reported in SEC Filings.

BIGLARI HOLDINGS INC. October 25, 2012 8

BENCHMARKING THE PRODUCTIVITY GAP

Benchmarking Cracker Barrel against restaurant peers using Earnings before Interest, Taxes, Depreciation, Amortization and Rent (EBITDAR)

EBITDAR IS THE RIGHT OPERATING METRIC

- Cracker Barrel owns 2/3 of its real estate – many restaurant chains lease
- EBITDAR used to remove the effect of real estate ownership and compare operating results irrespective of financing

BIGLARI HOLDINGS INC. October 25, 2012 9

EBITDAR MARGIN BELOW ISS PEER GROUP

EBITDAR MARGIN
ISS PEER GROUP

EVERY 1% = $25 MILLION

Cracker Barrel ranked **22 OUT OF 24** of S&P 1500 Restaurant Index

1	DINEEQUITY, INC.	27.6%
2	PANERA BREAD	22.0%
3	BUFFALO WILD WINGS	20.4%
4	BJ'S RESTAURANTS	16.5%
5	BRINKER INTERNATIONAL	16.2%
6	DENNY'S CORP.	16.1%
7	DARDEN RESTAURANTS	15.6%
8	TEXAS ROADHOUSE	14.5%
9	RED ROBIN GOURMET BURGER	14.2%
10	BOB EVANS FARMS	13.6%
11	CRACKER BARREL	12.5%
12	RUBY TUESDAY, INC.	11.6%

Source: As reported in SEC Filings.

BIGLARI HOLDINGS INC. October 25, 2012 10

CRACKER BARREL EBITDAR MARGIN GAP

EBITDAR MARGIN OPPORTUNITY GAP

12.5%
16.1%
CRACKER BARREL
ISS PEER GROUP MEDIAN

~$90 MILLION

OPERATING INCOME OPPORTUNITY

Source: As reported in SEC Filings.

BIGLARI HOLDINGS INC. October 25, 2012 11

CRACKER BARREL'S SIGNIFICANT UPSIDE POTENTIAL

BENCHMARKING	VS. Cracker Barrel	VS. PEERS
PRODUCTIVITY GAP	$103 million	$90 million

~$100 MILLION IN ADDITIONAL OPERATING INCOME

↓

OVER $1 BILLION IN MARKET VALUE CREATION[1]

[1] Based on Cracker Barrel's current earnings multiple.
Source: As reported in SEC Filings.

BIGLARI HOLDINGS INC. October 25, 2012 12

VALUATION CHANGED

PRE BIGLARI
SHARE PRICE PERFORMANCE
(BASE = JUNE 14, 2010)
CBRL
S&P 1500 Rest. Index
130
120
110
100
90
80
↑22.4%
↓12.2%
JUN
SEP
DEC
MAR
JUN

BIGLARI DISCLOSES STAKE
SHARE PRICE PERFORMANCE
(BASE = JUNE 13, 2011)
CBRL
S&P 1500 Rest. Index
160
140
120
100
80
↑51.1%
↑19.5%
JUN
SEP
DEC
MAR
JUN
SEP

2010 2011 2012

Source: Zacks, Bloomberg as of October 5, 2012.

BIGLARI HOLDINGS INC. October 25, 2012 13

BIGLARI IMPACT RECOGNIZED

"...impact of...Biglari was immediate...Since Biglari's involvement ...stock is up more than 50 percent. There's no question that Biglari's involvement has been good for Cracker Barrel..."

– RESTAURANT FINANCE MONITOR

"...Biglari...had in April called for Woodhouse, Jones and two other longtime directors to make room for new ideas and Biglari-appointed board members. Six weeks later, Cracker Barrel said Jack Lowery and Bobby Dale planned to step down from their positions later this year..."

– NASHVILLE POST

"...The company has been under the gun to improve profitability and lower costs, as...Sardar Biglari has taken a large stake in the firm...we think his presence could be very positive for shareholders..."

– VALUENTUM SECURITIES

"...it's clear that [Biglari]'s mere presence has been pushing Cracker Barrel to make enormous changes, many of which Biglari has pushed for, which have helped the company's stock rise ..."

– RESTAURANT FINANCE MONITOR

BIGLARI HOLDINGS INC. October 25, 2012 14

BUSINESS VS. STOCK PERFORMANCE

FY 2012

>40.0%
9.5%
OPERATING INCOME PER DILUTED SHARE
STOCK PRICE APPRECIATION

- We believe one-year stock performance driven by correction of undervaluation
- Future stock performance must be predicated on business performance

Source: As reported in SEC Filings.

BIGLARI HOLDINGS INC. October 25, 2012 15

RELATIVE SHAREHOLDER RETURNS

TOTAL SHAREHOLDER RETURN

	1-YEAR	3-YEAR	5-YEAR	7-YEAR	10-YEAR
CRACKER BARREL	63.8%	93.8%	90.1%	126.9%	265.4%
S&P 1500 Restaurant Index	14.4%	93.2%	90.5%	177.9%	423.3%

Note: All share prices used to calculate Total Shareholder Returns are as of October 15, 2012.
Source: Standard and Poor's and Research Data Group, Inc.; Copyright © October, 2012 S&P, a division of McGraw-Hill Companies Inc. All rights reserved.

BIGLARI HOLDINGS INC. October 25, 2012 16

BIGLARI BELIEVES IN CRACKER BARREL

INVESTMENTS IN CRACKER BARREL STOCK
2011 – 2012[(1)]

BIGLARI	INVESTED	$ 206,227,000
BOARD MEMBERS	SOLD	$ 38,058,000

Note: Board members invested $175,000.
Source: As reported in SEC Filings.
(1) Open market purchases and sales from 5/24/11.

BIGLARI HOLDINGS INC. October 25, 2012 17

CRACKER BARREL ADOPTED OUR IDEAS

- Licensing into grocery stores
- Raising bonus eligibility target
- Returning cash to shareholders
- Amending credit agreement for greater share repurchases
- Improving financial transparency – separation of retail/restaurant data

BIGLARI HOLDINGS INC. October 25, 2012 18

BOARD RHETORIC CONFLICTS WITH BOARD ACTIONS

BIGLARI IDEA	BOARD REJECTED IDEA	BOARD ACCEPTED IDEA
Licensing **11/14/2011**	*"won't produce the immediate return"* **11/29/2011**	Licensing being rolled out: *"near-term benefit"* **4/26/2012**
Amending credit agreement for share repurchases **11/14/2011**	*"best terms"* **11/29/2011**	Credit agreement amended **4/24/2012**
Separation of retail/restaurant data **08/23/2011**	*"neither required nor appropriate"* **8/24/2011**	Segment margins disclosed **11/22/2011**

BIGLARI HOLDINGS INC. October 25, 2012 19

BIGLARI PLAN

PUT MORATORIUM ON NEW STORE OPENINGS

- Redirect FY 2013 – FY 2015 projected spending of $155 million

CLOSE PRODUCTIVITY GAP

- Improve restaurant operating level performance

EXPAND THROUGH INTERNATIONAL FRANCHISING/LICENSING

BETTER CAPITAL MANAGEMENT

- Rigorous return analysis of capital allocation

RAISE EXPECTATIONS

BIGLARI HOLDINGS INC. October 25, 2012 20

CRACKER BARREL'S CENTRAL ARGUMENT: "BUSINESS AND LEGAL CONFLICT"

WE POINTEDLY ASKED MR. WOODHOUSE: STEAK N SHAKE AND CRACKER BARREL DIRECT COMPETITORS? WE CLEARLY RECALL MR. WOODHOUSE AGREED THEY WERE NOT

1. Biglari Holdings has an equity investment in Cracker Barrel that is comparable to its equity investment in Steak n Shake. We have no financial incentive to benefit Steak n Shake at the expense of Cracker Barrel, or vice versa

2. Over 50% of restaurant companies have a director who is also an officer or director of another restaurant company

3. *"The Board has never in Cracker Barrel's 42-year history included a director who was a director or officer of another restaurant company"*
Walter Tyree, a Cracker Barrel officer, serves as a director of the corporate parent of Chuck E. Cheese

THERE ARE ABSOLUTELY NO BUSINESS OR LEGAL CONFLICTS

BIGLARI HOLDINGS INC. October 25, 2012 21

CRACKER BARREL'S CENTRAL ARGUMENT: "CREEPING CONTROL"

- With only two Board seats we cannot control the Board
- We would represent a minority of the members of the Board
- Tennessee law prohibits us from acquiring control for five years
- Because of Tennessee statutes, we would have to purchase over 80% of all shares outstanding to achieve control

BIGLARI HOLDINGS INC. October 25, 2012 22

FICTION VS. FACT

FICTION	FACT
STEAK 'N SHAKE IS A 'FAMILY DINING RESTAURANT CHAIN'	• Primary offerings of burgers, fries, drinks/shakes make up nearly 80% of its revenue • Categorized as a QSR/limited service restaurant by QSR Magazine, Crest/NPD, Restaurant Trends, and Technomics
BIGLARI HOLDINGS IS A "RESTAURANT ACQUISITION AND HOLDING COMPANY"	• Diversified holding company • Biglari publicly stated in 2010 Chairman's letter: *"It would be a sizable mistake if a shareholder owns* [Biglari Holdings] *assuming that he or she owns a restaurant holding company"*
BOARD OFFERED TWO BOARD SEATS	• Cracker Barrel proposed the idea of submitting names that could be rejected by Cracker Barrel • Not a serious offer because any shareholder can nominate individuals to the board • Effect of offer is that Biglari would have to nominate two people who have no relevant restaurant experience and no significant ownership in Cracker Barrel stock

BIGLARI HOLDINGS INC. October 25, 2012 23

BOARD QUALIFICATIONS

	LEADERSHIP EXPERIENCE	FINANCIAL EXPERIENCE	INDUSTRY EXPERIENCE
Sardar Biglari	✔	✔	✔
Philip L. Cooley	✔	✔	✔
Thomas H. Barr	✔		✔
James W. Bradford	✔	✔	
Glen A. Davenport	✔		✔
Richard J. Dobkin	✔	✔	
Norman E. Johnson	✔		
William W. McCarten	✔	✔	✔
Martha M. Mitchell	✔		✔
Coleman H. Peterson	✔		✔
Andrea M. Weiss	✔		✔

BIGLARI NOMINEES

CRACKER BARREL BOARD

ONLY ONE INDEPENDENT DIRECTOR HAS EXPERIENCES THAT MEET ALL THREE CRITERIA

BIGLARI HOLDINGS INC. October 25, 2012 24

BOARD CHANGE IS NECESSARY

"Mike Woodhouse, our Executive Chairman,...will be succeeded by Jim Bradford, a former NYSE company CEO..."

– Sandra B. Cochran, CEO

DID MR. BRADFORD READ THE 6 PROXY STATEMENTS FILED WITH SEC OVER THE LAST YEAR?

DID MR. BRADFORD READ MS. COCHRAN'S LETTER TO SHAREHOLDERS?

- If yes, why did he not correct her error?
- If no, why not?

MR. BRADFORD HAD 1 YEAR AND 8 OPPORTUNITIES (6 REGULATORY FILINGS, 2 MAJOR SHAREHOLDER COMMUNICATIONS) TO CORRECT HIS PURPORTED FORMER POSITION AS *"CEO OF A NYSE COMPANY"*

BIGLARI HOLDINGS INC. October 25, 2012 25

BRADFORD MISSTATEMENT IS MORE THAN A 'MISUNDERSTANDING'

NASHVILLEPOST
Nashville's Premier Business Publication

"Résumé-gate at Cracker Barrel?"
– NASHVILLE POST

" Cracker Barrel Old Country Store Inc. agreed that it misrepresented incoming chairman James Bradford's experience"
– REUTERS

REUTERS

AP

"Cracker Barrel confirmed Tuesday that Bradford was never the CEO of a company that was actively being traded on the New York Stock Exchange"
– ASSOCIATED PRESS

"A pretty key oversight"
– RESTAURANT FINANCE MONITOR

RESTAURANT FINANCE MONITOR

San Antonio Express-News

"Cracker Barrel admits error…[Biglari raises] *questions about management's diligence and competence"*
– SAN ANTONIO EXPRESS NEWS

BIGLARI HOLDINGS INC. October 25, 2012 26

DIRECTOR JAMES W. BRADFORD MUST BE REPLACED

Mr. Bradford serves on four public company boards; he is designated as Chairman of Cracker Barrel; and his full-time job is professor and Dean of Vanderbilt University's Owen Graduate School of Management.

FACT

Board had to amend its Corporate Governance Guidelines which previously disallowed any board member from serving on three or more boards.

If Mr. Bradford is too busy to read the company correspondence to shareholders, what else is he not reading?

IS HE SIMPLY TOO BUSY TO BE EFFECTIVE?

BIGLARI HOLDINGS INC. October 25, 2012 27

DIRECTOR RICHARD J. DOBKIN MUST BE REPLACED

DOBKIN IS LEGACY MEMBER OF COMPENSATION COMMITTEE

- Responsible for setting an exceedingly low bar for bonus compensation in FY 2011
- Responsible for changing ROIC formula in FY 2012, resulting in higher bonus payments
- Actions consistently emphasize the *appearance* of results over real financial performance
- We hold Mr. Dobkin responsible for failed compensation policy

DOBKIN IS HEAD OF THE AUDIT COMMITTEE

- Responsible for not disclosing relevant segment information
- Company offered us inside information to review specifics on the retail business
  - Biglari rejected on the basis that every shareholder is entitled to access data on both segments of the Company
  - Under pressure Company disclosed gross profit margin information, but continued to withhold important cost data
- We hold Mr. Dobkin responsible for failed disclosure policy

BIGLARI HOLDINGS INC. October 25, 2012 28

CRACKER BARREL MOVES THE GOALPOSTS

2011 ROIC CALCULATION

Operating Income x (1 – **Tax Rate**)
divided by
Total Debt + **Total Equity**

2012 ROIC CALCULATION

The Average Fiscal Year End Balance for 2011 & 2012
Adjusted Operating Incomes + **Rents**
divided by
The Average for Fiscal Years 2010, 2011 and 2012 of
(**Inventory** + **Net Property Held for Sale** –
Accounts Payable + **Net PP&E**
+ **Capitalized Leases**)

15.9%
TARGET FOR
EXECUTIVE
COMPENSATION

ROIC: A FLEXIBLE METRIC

15.2%
14.7%
16.0%
2011
2012 PREVIOUS FORMULA
2012 NEW FORMULA

BIGLARI HOLDINGS INC.
October 25, 2012 29

1	BJ’s Restaurants, Inc. (BJRI)
Peter A. Bassi
Potbelly Sandwich Works
2	Bob Evans Farms, Inc. (BOBE)
E. William Ingram
CEO - White Castle System, Inc.
3	Bravo Brio Restaurant Group, Inc. (BBRG)
	Fortunato Valenti	David Pittaway	Thomas J. Baldwin
	CEO - Patina Restaurant Group, LLC	The Cheesecake Factory Incorporated (CAKE)	Firebirds Wood Fired Grill Restaurants
Lone Star Steakhouse
Texas Land & Cattle Restaurants
Home Run Inn Pizza
4	Brinker International, Inc. (EAT)
	Michael Dixon	Jon Luther
	Pinkberry	Dunkin' Brands Group, Inc. (DNKN)
5	Caribou Coffee Company, Inc. (CBOU)
Wallace Doolin
Famous Dave's of America, Inc. (DAVE)
6	Carrols Restaurant Group, Inc. (TAST)
	Daniel S. Schwartz	Steven M. Wiborg	Nicholas Daraviras
	Burger King Holdings, Inc. (BKC)	Burger King Holdings, Inc. (BKC)	Fiesta Restaurant Group, Inc. (FRGI)
7	CEC Entertainment, Inc. (CEC)
	Louis Neeb	Walter Tyree
	Denny's Corporation (DENN)	Cracker Barrel Old Country Store, Inc. (CBRL)
8	The Cheesecake Factory Incorporated (CAKE)
David Pittaway
Bravo Brio Restaurant Group, Inc. (BBRG)

9	Cosi, Inc. (COSI)
	Creed Ford	Michael O'Donnell	Robert Merritt
	CEO - Fired Up, Inc.	CEO - Ruth's Hospitality Group, Inc. (RUTH)	Ruth's Hospitality Group, Inc. (RUTH)
LRI Holdings Inc.
Sbarro, Inc.
10	Del Frisco's Restaurant Group Inc. (DFRG)
	Norman J. Abdallah	David B. Barr
	California Pizza Kitchen	Rita Restaurant Corp.
CEO - Romano's Macaroni Grill
11	Denny's Corporation (DENN)
Louis Neeb
CEC Entertainment, Inc. (CEC)
12	Domino's Pizza, Inc. (DPZ)
	Richard Federico	Andrew Balson
	Jamba, Inc. (JMBA)	Bloomin’ Brands, Inc. (BLMN)
CEO - P.F. Chang's China Bistro, Inc.
13	Dunkin' Brands Group, Inc. (DNKN)
	Jon Luther	Mark Nunnelly
	Brinker International, Inc. (EAT)	Bloomin’ Brands, Inc. (BLMN)
Arby’s Restaurant Group
14	Famous Dave's of America, Inc. (DAVE)
	Wallace Doolin	John Gilbert
	Caribou Coffee Company, Inc. (CBOU)	IGNITE Restaurant Group, Inc. (IRG)
15	Frisch's Restaurants, Inc. (FRS)
Robert J. (RJ) Dourney
CEO - Hearthstone Associates LLC
16	Granite City Food & Beverage Ltd. (GCFB)
	Robert Doran	Fouad Bashour
	McDonalds of Hawaii	TM Restaurant Holdings
Red Mango, Inc.

17	Ignite Restaurant Group,Inc. (IRG)
John F. Gilbert III
Famous Dave's of America, Inc. (DAVE)
18	Jack in the Box (JACK)
David L. Goebel
CEO - Goodcents Deli Fresh Subs
19	Jamba, Inc. (JMBA)
	Richard L. Federico	Michael A. Depatie	David A. Pace
	CEO - P.F. Chang’s China Bistro Inc.	CEO - Kimpton Hotels and Restaurants, LLC	Bloomin’ Brands, Inc. (BLMN)
Domino’s Pizza. (DPZ)
20	Luby's Inc. (LUB)
	Christopher Pappas	Harris Pappas	Frank Markantonis
	CEO - Pappas Restaurants, Inc.	Pappas Restaurants, Inc.	Pappas Restaurants, Inc.
21	Panera Bread Co. (PNRA)
Thomas E. Lynch
Rubio’s Restaurants Inc.
22	Papa John's Int'l, Inc. (PZZA)
Wayne Taylor
CEO - Texas Roadhouse, Inc. (TXRH)
23	Pizza Inn Inc. (PZZI)
	Steven Johnson	Clinton Coleman	James Zielke
	CEO - F&H Acquisition Corp.	F&H Acquisition Corp.	F&H Acquisition Corp.
24	Ruby Tuesday, Inc. (RT)
Jeffrey O'Neill
CEO - Einstein Noah Restaurant Group (BAGL)
25	Ruth's Hospitality Group, Inc. (RUTH)
	Michael O'Donnell	Robert Merritt
	Cosi, Inc. (COSI)	Cosi, Inc. (COSI)
Sbarro Inc.
LRI Holdings Inc.
26	Sonic Corporation (SONC)
Douglas Benham
O’Charley’s Inc.
27	Texas Roadhouse, Inc. (TXRH)
Wayne Taylor
Papa John's Int'l, Inc. (PZZA)